KAYNE ANDERSON RUDNICK MUTUAL FUNDS
                                 LARGE CAP FUND
                               SMALL-MID CAP FUND
                               INTERNATIONAL FUND
                       INTERMEDIATE TOTAL RETURN BOND FUND
                   CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

                                November 21, 2001
                 (supplement to prospectus dated April 30, 2001)

To shareholders of the LARGE CAP FUND, SMALL-MID CAP FUND, INTERNATIONAL FUND, INTERMEDIATE TOTAL RETURN BOND FUND and CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (the "Funds"):

Kayne Anderson Rudnick Investment Management, LLC (the "Manager") serves as the investment adviser to these Funds. The Manager and its equity owners have entered into an agreement with Phoenix Investment Partners, Ltd. ("Phoenix") under which Phoenix will acquire a majority of the outstanding ownership interests of the Manager. Phoenix is a diversified investment management company managing $48.8 billion as of September 30, 2001. Phoenix and its operating affiliates (including Aberdeen Fund Managers, Inc., Duff & Phelps Investment Management Co., Roger Engemann & Associates, Inc., Seneca Capital Management LLC, Phoenix Investment Counsel, Inc. and its Goodwin Capital Advisers, Hollister Investment Manager and Oakhurst Asset Managers divisions, Walnut Asset Management LLC and Phoenix/Zweig Advisers LLC) provide a variety of investment management services to a broad base of institutional and individual clients, as well as to the Phoenix Funds family of mutual funds. The agreement does not affect daily operations of the Funds or the Manager's services to the Funds.

Consummation of the transaction is subject to a number of contingencies, including obtaining a sufficient number of consents by the Manager's advisory clients. Under the rules for mutual funds, the transaction would result in a change of control for the Manager and, therefore, an assignment of the Funds' Investment Management Agreement with the Manager, which generally is not permitted under the Investment Company Act of 1940 without Board of Trustees' approval and shareholders' consent. On October 23, 2001, the Board approved a new Investment Management Agreement (subject to shareholder approval). The transaction is expected to close during the first quarter of 2002.

We will set a date for the special meeting of shareholders of each Fund and send a proxy statement with detailed information.

Investors should retain this supplement with the prospectus for future reference.

Thank you for your continued investment in the Funds. Please call (800) 395-3807 with any questions.